May 15, 1998

Securities and Exchange Commission
450 Fifty Street, N.W.
Washington, D.C. 20549

Re:  Golf Ventures, Inc.

Dear Sirs:

We have read Item 4 of Golf Ventures, Inc. form 8-K/A dated May 6, 1998 and are in agreement with the statements contained therein, so far as those statements pertain to Jones, Jensen & Company.

Sincerely,

/s/ Jones, Jensen & Company

Jones, Jensen & Company